Short-term borrowings	12 Months Ended
Jun. 30, 2026
Short-Term Borrowings [Abstract]
Short-term borrowings
11.	Short-term borrowings

As of June 30, 2025, the Group’s short-term borrowings primarily consisted of (i) an unsecured revolving credit line for a total credit of up to RMB6,000, in which all the credit line of RMB6,000 was drawn down and outstanding as short-term loans, bearing an interest rate of 2.22% per annum and maturing in November 2025; and (ii) a secured loan with carrying amount of RMB5,100 and a fixed interest rate of 2.95% per annum and a monthly payment schedule of RMB300, which was guaranteed by a third party guarantee company and the founder of Shenzhen Letsvan and secured by certain intellectual property certificates of the Group and is due in March 2026. The Group fully settled all outstanding borrowings during the year ended June 30, 2026. As of June 30, 2026, the Group had no outstanding borrowings.